UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K/A
Amendment No. 3
_________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 1, 2012
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
14701 Charlson Road, Eden Prairie, MN 55347
(Address of principal executive offices, including zip code)
(952) 937-8500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 3 on Form 8-K/A amends Amendment No. 2 on Form 8-K/A, filed by us on August 14, 2013 (“Amendment No. 2”), as well as Amendment No. 1 on Form 8-K/A, filed by us on January 14, 2013 (“Amendment No. 1”), and the Original Report on Form 8-K filed by us on November 1, 2012 (the “Original Report”). This Amendment No. 3 is being filed solely to ensure that this Form 8-K/A is properly identified as a Form 8-K/A on the SEC's Electronic Data Gathering, Analysis, and Retrieval System with respect to C. H. Robinson Worldwide, Inc. This Form 8-K/A does not amend or modify the Original Report, Amendment No. 1 or Amendment No. 2 in any other respect.
On November 1, 2012, C.H. Robinson Worldwide, Inc. ("C.H. Robinson") completed the acquisition of all of the issued and outstanding shares of Phoenix International Freight Services, Ltd. ("Phoenix") for $571.5 million in cash and approximately $60.2 million in newly-issued shares of common stock of C.H. Robinson, plus an additional $45.6 million in cash representing the closing date preliminary Phoenix cash and working capital adjustment, in accordance with the purchase agreement. This Amendment No. 2 to the Current Report on Form 8-K is being filed for the purpose of including under Item 9.01 a revised Exhibit 23.1 and 99.1 to include restated previously issued Consolidated Financial Statements and Report of Independent Certified Public Accountants of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012 to properly present customs brokerage duty and certain freight forwarding services revenue net of costs and a revised Exhibit 99.2 to reflect the disposition on October 16, 2012 of substantially all of the assets comprising the payment services business previously operated by T-Chek Systems, Inc. ("T-Chek"), a wholly owned subsidiary of C.H. Robinson, within the pro forma financial information included in Exhibit 99.2 and provide expanded disclosures within the notes thereto that were not contained in the Current Report on Form 8-K/A filed January 14, 2013 (File No. 000-23189) ("Amendment No. 1").
The registrant hereby amends Item 9.01 of its Amendment No. 1 and the Original Report on Form 8-K dated October 29, 2012 (the "Original Report") as set forth below. This Form 8-K/A does not amend or modify the Original Report or Amendment No. 1 thereto in any other respect.
Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012, related audited consolidated statements of income, changes in owners' equity, and cash flows for the year ended June 30, 2012, notes to the consolidated financial statements and the report of independent certified public accountants are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The following pro forma financial information is filed herewith as Exhibit 99.2:

•	Pro Forma Condensed Combined Balance Sheet (Unaudited) as of June 30, 2012

•	Pro Forma Condensed Combined Statements of Operations (Unaudited) for the six months ended June 30, 2012

•	Pro Forma Condensed Combined Statements of Operations (Unaudited) for the year ended December 31, 2011

(d)	Exhibits.

23.1	Consent of Independent Certified Public Accountants.

99.1	Consolidated Financial Statements and Report of Independent Certified Public Accountants of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

Date: September 13, 2013	By: /s/ Ben Campbell
Ben Campbell
Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit	Description	Method of Filing

23.1	Consent of Independent Certified Public Accountants.	Filed Electronically
99.1	Consolidated Financial Statements and Report of Independent Certified Public Accountants of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012.	Filed Electronically
99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.	Filed Electronically